                                                                    EXHIBIT 99.4


                   MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                              $           2,818,233,901.50
Beginning of the Month Finance Charge Receivables:                         $             131,792,745.26
Beginning of the Month Discounted Receivables:                             $                       0.00
Beginning of the Month Total Receivables:                                  $           2,950,026,646.76

Removed Principal Receivables:                                             $                       0.00
Removed Finance Charge Receivables:                                        $                       0.00
Removed Total Receivables:                                                 $                       0.00

Additional Principal Receivables:                                          $                       0.00
Additional Finance Charge Receivables:                                     $                       0.00
Additional Total Receivables:                                              $                       0.00

Discounted Receivables Generated this Period:                              $                       0.00

End of the Month Principal Receivables:                                    $           2,673,458,907.69
End of the Month Finance Charge Receivables:                               $             131,033,039.35
End of the Month Discounted Receivables:                                   $                       0.00
End of the Month Total Receivables:                                        $           2,804,491,947.04

Special Funding Account Balance                                            $                       0.00
Aggregate Invested Amount (all Master Trust Series)                        $           2,330,000,000.00
End of the Month Transferor Amount                                         $             343,458,907.69
End of the Month Transferor Percentage                                                            12.85%

DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                                     RECEIVABLES

       30-59 Days Delinquent                                               $              65,586,199.17
       60-89 Days Delinquent                                               $              45,392,400.07
       90+ Days Delinquent                                                 $              93,861,474.82

       Total 30+ Days Delinquent                                           $             204,840,074.06
       Delinquent Percentage                                                                       7.30%

Defaulted Accounts During the Month                                        $              21,605,112.55
Annualized Default Percentage                                                                      9.20%

Principal Collections                                                                    372,145,006.93
Principal Payment Rate                                                                            13.20%

Total Payment Rate                                                                                14.17%


INVESTED AMOUNTS


       Class A Initial Invested Amount                                     $             322,000,000.00
       Class B Initial Invested Amount                                     $              28,000,000.00

INITIAL INVESTED AMOUNT                                                    $             350,000,000.00

       Class A Invested Amount                                             $             368,000,000.00
       Class B Invested Amount                                             $              32,000,000.00

INVESTED AMOUNT                                                            $             400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                    14.19%
PRINCIPAL ALLOCATION PERCENTAGE                                                                   14.19%


MONTHLY SERVICING FEE                                                      $                 666,666.66

INVESTOR DEFAULT AMOUNT                                                    $               3,065,765.47


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                       92.00%

       Class A Finance Charge Collections                                  $               6,459,385.81
       Other Amounts                                                       $                       0.00

TOTAL CLASS A AVAILABLE FUNDS                                              $               6,459,385.81

       Class A Monthly Interest                                            $               1,433,993.88
       Class A Servicing Fee                                               $                 613,333.33
       Class A Investor Default Amount                                     $               2,820,504.23

TOTAL CLASS A EXCESS SPREAD                                                $               1,591,554.37


REQUIRED AMOUNT                                                            $                       0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                        8.00%

       Class B Finance Charge Collections                                  $                 561,685.73
       Other Amounts                                                       $                       0.00


TOTAL CLASS B AVAILABLE FUNDS                                              $                 561,685.73


       Class B Monthly Interest                                            $                 127,695.12
       Class B Servicing Fee                                               $                  53,333.33

TOTAL CLASS B EXCESS SPREAD                                                $                 380,657.28


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                        $               1,972,211.65


       Excess Spread Applied to Required Amount                            $                       0.00

       Excess Spread Applied to Class A Investor                           $                       0.00
       Charge Offs

       Excess Spread Applied to Class B                                    $                 245,261.24
       Interest, Servicing Fee and Default
       Amount

       Excess Spread Applied to Reductions of                              $                       0.00
       Class B Invested Amount

       Excess Spread Applied to Monthly Cash                               $                  25,200.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                            $                       0.00
       Account

       Excess Spread Applied to other amounts owed                         $                       0.00
       Cash Collateral Depositor


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                $               1,701,750.41

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                          $               9,736,341.72


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                             $                       0.00
SERIES 1995-C

       Excess Finance Charge Collections Applied to                        $                       0.00
       Required Amount

       Excess Finance Charge Collections Applied to                        $                       0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to                        $                       0.00
       Class B Interest, Servicing Fee and Default Amounts

       Excess Finance Charge Collections Applied to                        $                       0.00
       Reductions of Class B Invested Amount

       Excess Finance Charge Collections Applied to                        $                       0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to                        $                       0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to                        $                       0.00
       other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                   7.21%
       Base Rate (Prior Month)                                                                     7.27%
       Base Rate (Two Months Ago)                                                                  7.81%

THREE MONTH AVERAGE BASE RATE                                                                      7.43%

       Portfolio Yield (Current Month)                                                            11.87%
       Portfolio Yield (Prior Month)                                                              13.42%
       Portfolio Yield (Two Months Ago)                                                           15.48%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                               13.59%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                      92.00%

       Class A Principal Collections                                       $              48,582,786.37

CLASS B PRINCIPAL PERCENTAGE                                                                       8.00%

       Class B Principal Collections                                       $               4,224,590.12

TOTAL PRINCIPAL COLLECTIONS                                                $              52,807,376.49

REALLOCATED PRINCIPAL COLLECTIONS                                          $
                                                                           $                       0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                          $                       0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                                      $                       0.00
       Deficit Controlled Amortization Amount                              $                       0.00

CONTROLLED DEPOSIT AMOUNT                                                  $                       0.00

CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                                      $                       0.00
       Deficit Controlled Accumulation Amount                              $                       0.00

CONTROLLED DEPOSIT AMOUNT                                                  $                       0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                        $              52,807,376.49
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                               $                       0.00

CLASS B INVESTOR CHARGE OFFS                                               $                       0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $                       0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $                       0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                                     $              52,000,000.00
       Available Cash Collateral Amount                                    $              52,000,000.00


TOTAL DRAW AMOUNT                                                          $                       0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $                       0.00


                                              First USA Bank, NA
                                              as Servicer

                                              By: /s/ Tracie Klein
                                                  ------------------------------
                                                      Tracie H. Klein
                                                      Vice President